File pursuant to Rule 497(e)

File Nos. 333-221764; and 811-23312

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

Impact Shares YWCA Women’s Empowerment ETF

Ticker: WOMN – NYSE ARCA

Each, a series of Tidal Trust III (formerly, named Impact Shares Trust I)

March 25, 2024

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated October 27, 2023, as supplemented

The second paragraph under the subsection “Commission Rates; Brokerage and Research Services” in the SAI is revised to read as follows:

In addition, the investment advisory agreements between the Trust and Tidal authorize Tidal, on behalf of each Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the relevant Fund and/or other accounts over which Tidal or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to the Funds will not be reduced by reason of a Fund receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to Tidal or Impact Shares in servicing the ETFs as well as all of Tidal’s of Impact Shares’ accounts and not all of these services may be used in connection with the particular Fund or funds generating the commissions. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research. Consistent with limits established by the Federal securities laws, the Funds may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following information included in the Supplement dated March 22, 2024 is hereby replaced with the information below.

The following sub-section of the "How to Buy and Sell Shares” section of the Prospectus is hereby replaced, solely with respect to the YWCA and NAACP Funds, with the following:

Transaction Fees

Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee of $500 is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. Creations and redemptions are also subject to an additional variable charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, for (i) in-kind creations or redemptions effected outside the normal Clearing Process, (ii) in whole or partial cash creations, (iii) in whole or partial cash redemptions or (iv) non-standard orders. The variable component is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, the Transaction Fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. A Fund may determine not to charge the variable portion of a Transaction Fee on certain orders when Tidal or Impact Shares, as the case may be, has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The variable portion of a Transaction Fee may be higher or lower than the trading expenses incurred by a Fund with respect to the transaction.

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The following sub-section of the “Purchase and Redemption of Shares” section of the SAI is hereby replaced, solely with respect to the YWCA and NAACP Funds, with the following:

Transaction Fees.

Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee of $500 is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. Creations and redemptions are also subject to an additional variable charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, for (i) in-kind creations or redemptions effected outside the normal Clearing Process, (ii) in whole or partial cash creations, (iii) in whole or partial cash redemptions or (iv) non-standard orders. The variable component is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, the Transaction Fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge the variable portion of a Transaction Fee on certain orders when Tidal and/or Impact Shares has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The variable portion of a Transaction Fee may be higher or lower than the trading expenses incurred by a Fund with respect to the transaction. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

Please retain this Supplement with your Prospectus and SAI for future reference.

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